UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 25, 2026

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2026, the Board of Directors (the “Board”) of High Roller Technologies, Inc. (the “Company”), upon the prior approval and recommendation of the Compensation Committee of the Board, approved a discretionary cash bonus of $250,000 to Seth Young, Chief Executive Officer of the Company, and a discretionary cash bonus of $50,000 to Adam Felman, Chief Financial Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: March 30, 2026	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer